Restructuring	3 Months Ended
Jul. 31, 2026
Restructuring and Related Activities [Abstract]
Restructuring
Note 4. Restructuring
Total restructuring, associated, and other costs for the fiscal years ended April 24, 2026, April 25, 2025, April 26, 2024 were $142 million, $25 million and $29 million, respectively.
Contract Termination Activity
In December 2025, management approved and committed to a plan to terminate a third-party manufacturing agreement. In conjunction with this plan, the Company recorded pre-tax charges of $118 million during the fiscal year ended April 24, 2026, including $84 million recognized within cost of products sold related to asset write-offs and $34 million recognized within other operating expense (income), net related to contract termination costs in the consolidated statements of operations. As of April 24, 2026, $24 million and $10 million were recorded within other accrued expenses and other liabilities, respectively, in the consolidated balance sheet. There were no comparable liabilities recorded in the consolidated balance sheets as of April 25, 2025.
Other Restructuring Activities
The Company also incurred restructuring charges during the fiscal years ended April 24, 2026 and April 25, 2025 for individually immaterial restructuring activities. The restructuring, associated, and other costs for these activities primarily related to employee termination benefits provided to employees who have been involuntarily terminated, facility related and asset write-offs.
The following table presents the classification of these restructuring, associated, and other costs in the consolidated statements of operations for the direct restructuring activities for the fiscal years ended April 24, 2026, April 25, 2025, April 26, 2024:

	Fiscal Year
(in millions)	2026	2025	2024
Cost of products sold	$6	$—	$1
Selling, general, and administrative expenses	—	—	6
Other operating expense (income), net	13	13	8
Total	$19	$13	$15
Allocations of corporate restructuring activities for the fiscal years ended April 24, 2026, April 25, 2025, and April 26, 2024 are included within Note 14. “Related Party Transactions.” As of April 24, 2026 and April 25, 2025, the restructuring liabilities recognized in the consolidated balance sheets were not material.
Restructuring
The Company incurred certain restructuring charges during the three months ended July 31, 2026 and July 25, 2025 for individually immaterial restructuring activities. The restructuring, associated, and other costs for these activities primarily related to employee termination benefits provided to employees who had been involuntarily terminated.
The following table presents the classification of these restructuring, associated, and other costs in the condensed consolidated statements of operations for the restructuring activities for the three months ended July 31, 2026 and July 25, 2025:

	Three Months Ended
(in millions)	July 31, 2026	July 25, 2025
Cost of products sold	$—	$—
Selling, general, and administrative expenses	—	—
Other operating expense (income), net	2	2
Total	$2	$3
For reported periods prior to the Separation, the Company’s financial statements included certain corporate allocations from Medtronic, including allocations for restructuring costs. Allocations of corporate restructuring activities for the three months ended July 25, 2025 are included within Note 14. “Related Party Transactions.”
As of July 31, 2026 and April 24, 2026, the restructuring liabilities recognized primarily in other accrued expenses were $22 million and $36 million, respectively. The following table provides a reconciliation of the beginning and ending restructuring liability balances.

(in millions)	Total
April 24, 2026	$36
Charges	2
Cash payments	(16)
July 31, 2026	$22